UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 11, 2020

AMERICAN NATIONAL INSURANCE CO/TX/

(Exact name of registrant as specified in its charter)

Texas	001-34280	74-0484030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

One Moody Plaza Galveston, Texas	77550-7999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(409) 763-4661

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, Par Value $1.00	ANAT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 12, 2020, American National Insurance Company (“American National”) announced its pursuit of a reorganization to establish a newly-formed Delaware corporation, American National Group, Inc. (the “Holding Company”) as the ultimate parent of American National (the “Reorganization”). If consummated, the Reorganization would result in American National becoming a direct, wholly-owned subsidiary of the Holding Company. The purpose of the proposed Reorganization is to provide American National with more strategic, organizational, operational and financial flexibility. It is expected that the directors and executive officers of American National will serve in the same capacities for the Holding Company.

As part of the proposed Reorganization, American National has entered into an Agreement and Plan of Merger, dated February 11, 2020 (the “Merger Agreement”), with the Holding Company, which is currently a wholly-owned subsidiary of American National, and AN MergerCo, Inc., a Texas corporation wholly-owned by the Holding Company (“MergerCo”). The Merger Agreement provides, among other things and subject to its terms and conditions, that MergerCo will merge with and into American National, with the separate existence of MergerCo ceasing and with American National surviving as a direct, wholly-owned subsidiary of the Holding Company.

The Merger Agreement provides that at the effective time of the Reorganization, each outstanding share of American National’s common stock will automatically represent one share of the Holding Company’s common stock, without any further act or deed by American National’s stockholders. Record ownership of Holding Company shares will be kept in uncertificated, book-entry form by the Holding Company’s transfer agent.

The Merger Agreement further provides that at the effective time of the Reorganization, American National will assign to the Holding Company, and the Holding Company will assume and agree to perform all obligations of American National pursuant to, American National’s 1999 Stock and Incentive Plan (the “Plan”), each award agreement entered into pursuant to the Plan, and each outstanding equity or equity-based award granted by American National. Each award outstanding immediately after the effective time of the Reorganization will be subject to the same terms and conditions that applied to the award immediately prior to the effective time, including vesting schedules and other restrictions, except that each such award will be denominated with reference to the Holding Company’s common stock.

The Board of Directors of American National has unanimously (1) approved the form and content of the Merger Agreement, (2) determined that it is in the best interests of American National and its stockholders, and declared it advisable, to enter into the Merger Agreement, (3) approved the execution and delivery by American National of the Merger Agreement, the performance by American National of its covenants and agreements contained therein and the consummation of the Reorganization upon the terms and subject to the conditions contained therein, and (4) resolved to recommend adoption of the Merger Agreement by the stockholders of American National, who will be asked to vote on the adoption of the Merger Agreement at the annual stockholders meeting (the “Annual Meeting”) scheduled to be held on April 23, 2020.

The closing of the Reorganization is subject to customary closing conditions, including (1) approval of the Reorganization at the Annual Meeting by two-thirds of the votes of all outstanding shares of American National’s common stock entitled to vote thereon, (2) effectiveness of the registration statement relating to the Holding Company’s shares to be issued in the Reorganization, (3) receipt of approval for the listing on the NASDAQ Stock Market of such Holding Company shares, and (4) receipt by American National of such authorizations and approvals as are required by the corporate and insurance laws and regulations of applicable jurisdictions.

The Merger Agreement may be terminated and the Reorganization may be abandoned at any time prior to its effective time by action of American National’s Board of Directors if it determines for any reason that completion of the Reorganization would be inadvisable or not in the best interests of American National or its stockholders. In the event of any such termination, the Merger Agreement will become void and have no effect, and neither American National, the Holding Company, MergerCo, nor their respective stockholders, directors or officers will have any liability with respect to such termination or abandonment.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This report contains, and certain statements made by management from time to time may contain, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are indicated by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “estimates,” “will” or words of similar meaning, and include, without limitation, statements regarding the proposed Reorganization, the occurrence and timing of any closing of the proposed Reorganization, and other factors described below. These forward-looking statements are subject to changes and uncertainties which are, in many instances, beyond our control and have been made based upon current assumptions, expectations and beliefs. There can be no assurance that future developments will be in accordance with our expectations, or that the effect of future developments on us will be as anticipated. It is not a matter of corporate policy for us to update or revise forward-looking statements based on the outcome of various foreseeable or unforeseeable events. Forward-looking statements are not guarantees of future performance and involve various risks and uncertainties. There are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation:

•	we may not obtain the expected benefits of the Reorganization;

•	the Reorganization may result in substantial costs whether completed or not;

•	as a holding company, the Holding Company will be dependent on the operations and funds of its subsidiaries;

•	our business relationships may be subject to disruption;

•	even with stockholder approval, the Reorganization may not be completed; and

•	risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in American National’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the Securities and Exchange Commission (“SEC”).

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities and is not a solicitation of a proxy from any stockholder of American National. In connection with the proposed Reorganization, the Holding Company has filed with the SEC a preliminary registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus consisting of a proxy statement relating to the Annual Meeting and a prospectus relating to the common stock of the Holding Company. American National and the Holding Company also plan to file other relevant documents in connection with the proposed Reorganization. AMERICAN NATIONAL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT / PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors may obtain a free copy of the definitive proxy statement/prospectus (if and when available) and other relevant documents filed by American National or the Holding Company with the SEC at the SEC’s website at www.sec.gov. In addition, copies of the definitive proxy statement/prospectus (if and when available) and other relevant documents containing information about American National, the Holding Company and the proposed Reorganization can be obtained free of charge by visiting our investor relations website at www.americannational.com/wps/portal/an/menu/about/investors.

The directors and executive officers of American National and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed Reorganization. Information regarding American National’s directors and executive officers and other persons who, under the rules of the SEC, may be potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that American National and the Holding Company have filed and intend to file with the SEC in connection with the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of February 11, 2020 by and among American National Insurance Company, American National Group, Inc., and AN MergerCo, Inc.

99.1	Press release dated February 12, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY

By:	/s/ Timothy A. Walsh
Timothy A. Walsh, Executive Vice President, CFO, Treasurer and ML and P&C Operations

Date: February 12, 2020